UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/30/2009

Atlas Pipeline Holdings, L.P.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32953

Delaware	43-2094238
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Westpointe Corporate Center One
1550 Coraopolis Heights Road
Moon Township, Pennsylvania 15108
(Address of principal executive offices, including zip code)

412-262-2830
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On July 30, 2009, Atlas America, Inc. ("Atlas America"), the sole member of Atlas Pipeline Holdings GP, LLC (the "Company"), appointed William R. Bagnell to the Company's Board of Directors. The Company is the general partner of Atlas Pipeline Holdings, L.P. Mr. Bagnell has been Vice President-Energy for Planalytics, Inc. (an energy industry risk management and software company) since March 2000. Mr. Bagnell served as a director of Atlas America from February 2004 until July 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Pipeline Holdings, L.P.

Date: August 04, 2009	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary